UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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/ /	Soliciting Material under § 240.14a-12.

PUTNAM ETF TRUST
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

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We Need Your Vote

Please vote today on matters affecting your investment in Putnam ETFs.

Your prompt response to this proxy statement is important.

Voting now can help save costs.

Voting Options

See enclosed voting card for instructions.

Online **Phone** **Mail**

A world of investing.™

Putnam INVESTMENTS

A message from Putnam Investments and the Trustees of the Putnam ETFs

Putnam Focused Large Cap Growth ETF
Putnam Focused Large Cap Value ETF
Putnam Sustainable Leaders ETF
Putnam Sustainable Future ETF
Putnam BDC Income ETF
Putnam BioRevolution ETF

A few minutes of your time now can help save time and expenses later.

Dear Shareholder:

We are asking for your vote on an important matter affecting your investment in one or more of the Putnam ETFs. These Putnam ETFs will hold a special shareholder meeting on January 11, 2023 in Boston, Massachusetts. We are asking you — and all shareholders — to consider and vote on the important matters described below.

You may vote conveniently by:

• Visiting the website listed on the proxy card.

• Calling by telephone, using the toll-free number listed on the proxy card.

• Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend the special shareholder meeting on January 11, 2023, and vote your shares during the meeting.

2 Proxy Statement

The Trustees of the Putnam ETFs unanimously recommend that you vote “FOR” the proposal described below:

Electing Trustees.

Shareholders of all Putnam ETFs (each, a “fund” and collectively, the “Funds”), including your fund, are being asked to elect Trustees at the upcoming special meeting (each, a “Nominee” and collectively, the “Nominees”). Although Trustees do not manage fund portfolios, they play an important role in protecting shareholders. Trustees are responsible for approving the fees paid to your fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, and overseeing the fund’s compliance with federal securities laws. All but one of your fund’s current Trustees are independent of the fund and Putnam Investment Management, LLC (“Putnam Management”). Four of the Nominees are currently Trustees of your fund and independent of the Funds and Putnam Management and, if elected, will continue to serve in that capacity without interruption. The remaining seven Nominees, all but one of whom are independent of the fund and Putnam Management, are current Trustees of other Putnam funds and, if elected, will serve as Trustees of the fund following the special shareholder meeting. Robert L. Reynolds, the President and Chief Executive Officer of Putnam Investments, LLC, who currently serves as a Trustee of other Putnam funds, is a nominee who is deemed an “interested person” by virtue of his positions as an officer of Putnam Management.

We recommend you vote to elect all Nominees.

Detailed information regarding the proposal may be found in the enclosed proxy statement.

Please vote today.

We encourage you to sign and return your proxy card today or, alternatively, to vote online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly as you have instructed. If you sign the proxy card without specifying

Proxy Statement 3

your vote, your shares will be voted in accordance with the Trustees’ recommendations.

Your vote is extremely important. If you have questions, please call toll-free 1-866-981-9691 or contact your financial professional.

We appreciate your participation and prompt response, and thank you for investing in the Funds.

4 Proxy Statement

Table of Contents

Notice of Special Meeting of Shareholders	6
Trustees’ Recommendation	7
The Proposal	8
Further Information About Voting and the Special Meeting	19
Fund Information	22
Appendix A—Number of Shares Outstanding as of the Record Date	A-1
Appendix B—Auditors	B-1
Appendix C—Dollar Range and Number of Shares Beneficially Owned	C-1
Appendix D—Trustee Compensation Table	D-1
Appendix E—5% Beneficial Ownership	E-1

PROXY CARD ENCLOSED

If you have any questions, please call toll-free 1-866-981-9691 or call your financial professional.

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to be Held on January 11, 2023.

The proxy statement is available at https://www.putnam.com/static/pdf/email/ETFfunds-proxy-statement.pdf.

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Notice of a Special Meeting of Shareholders

To the Shareholders of:
PUTNAM FOCUSED LARGE CAP GROWTH ETF
PUTNAM FOCUSED LARGE CAP VALUE ETF
PUTNAM SUSTAINABLE LEADERS ETF
PUTNAM SUSTAINABLE FUTURE ETF
PUTNAM BDC INCOME ETF
PUTNAM BIOREVOLUTION ETF

This is the formal agenda for the special shareholder meeting. It tells you what proposal will be voted on and the time and place of the special meeting, in case you wish to attend in person.

A special meeting of shareholders of your fund (the “Meeting”) will be held on January 11, 2023 at 11:00 a.m., Eastern Time, at the principal offices of the Funds, 100 Federal Street, Boston, Massachusetts, 02110, to consider the election of Trustees.

As part of our effort to maintain a safe and healthy environment at the annual meeting, each fund and the Trustees are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) regarding the coronavirus pandemic. For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening your fund’s meeting.

By Peter T. Fariel, Secretary

In order for you to be represented at the special shareholder meeting, we urge you to record your voting instructions over the Internet or by telephone or to mark, sign, date, and mail the enclosed proxy card(s) in the postage-paid envelope provided.

December 6, 2022

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Proxy Statement

This document gives you the information you need to vote on the proposal. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you don’t understand, please call toll-free 1-866-981-9691 or call your financial professional.

▶ What proposal is being presented to shareholders at the special meeting?

Shareholders of the Putnam ETFs are being asked to vote to elect the nominees for Trustees.

▶ Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of the Putnam ETFs for use at the special meeting of shareholders to be held on January 11, 2023 and, if the meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders (see previous pages). The Notice of Special Meeting of Shareholders, the proxy card, and this proxy statement are being mailed beginning on or about December 6, 2022.

▶ How do your fund’s Trustees recommend that shareholders vote on the proposal?

The Trustees unanimously recommend that you vote:

FOR electing your fund’s nominees for Trustees;

▶ Who is eligible to vote?

Shareholders of record of each fund at the close of business on November 23, 2022 (the “Record Date”) are entitled to be present and to vote at the special meeting or, if it is adjourned, at any later sessions.

The number of shares of each fund outstanding on the Record Date is shown in Appendix A. Shareholders are entitled to one vote for each dollar of net asset value per share of the fund and each fractional dollar amount shall be entitled to a proportionate fractional vote. Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendation. If any other business comes before the special meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Shareholders of all series of the trust vote together with respect to the election of the nominees for Trustees.

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The Proposal

1. ELECTING TRUSTEES

▶ Who are the nominees for Trustees?

The Board has fixed the number of Trustees at 11 and recommends that you vote for the election of the nominees described in the following pages.

The Putnam mutual funds and closed-end funds (“Putnam funds”) and the Putnam exchange-traded funds (each, a “fund” and collectively, the “Funds” or the “Putnam ETFs” as the context may require) are currently overseen by separate boards, with certain individuals currently serving as Trustees of both the Putnam funds and the Putnam ETFs. This Proposal, if approved, would result in a single, unified board with the same trustees across the Putnam funds and the Putnam ETFs.

The Putnam ETFs currently consist of 6 separate series of Putnam ETF Trust, an open-end registered management investment company, for which the Board serves as board of trustees (the “ETF Board”, as context may require). The ETF Board is composed of five individuals (“Trustees”). Four of the nominees for Trustee (each, a “Nominee” and collectively, the “Nominees”) are current Trustees and are independent of the Putnam ETFs and Putnam Investment Management, LLC (“Putnam Management”), and, if elected, will continue to serve in that capacity without interruption. These Trustees also currently serve as Trustees of the Putnam funds. The remaining seven Nominees, all but one of whom are independent of the Putnam ETFs and Putnam Management, are current Trustees of the Putnam funds and, if elected, will serve as Trustees of the Putnam ETFs following the special shareholder meeting. Those Trustees who are not “interested persons” of the Putnam ETFs or of Putnam Management are referred to as “Independent Trustees” throughout this proxy statement.

If shareholder approval is obtained for the Proposal, this will result in a unified board structure across the Putnam family of funds, with the same group of trustees overseeing all of the Putnam funds and Putnam ETFs.

The ETF Board determined that it is in the best interest of the Putnam ETFs to be overseen by the same group of trustees as the Putnam funds and specifically by the individuals nominated for election in this Proposal.

▶ Biographical information for the Fund’s nominees.

The Board’s Nominees for Trustees and their backgrounds are shown in the following pages. This information includes each Nominee’s name, year of birth, principal occupation(s) during the past five years, and other information about the Nominee’s professional background, including other directorships the Nominee holds. Each of the current Trustees oversees all of the Putnam ETFs and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is removed. The address

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of all of the Trustees/Nominees is 100 Federal Street, Boston, Massachusetts 02110. As of October 31, 2022, there were 6 Putnam ETFs. As noted above, each Nominee also serves as Trustee of the Putnam funds. As of October 31, 2022, there were 96 Putnam funds.

Independent Trustee Nominees

Name, Address[1], Year
of Birth, Position(s)
Held with Fund and
Length of Service as a	Principal Occupation(s) During
Putnam ETF Trustee[2]	Past 5 Years	Other Directorships Held by Trustee
Liaquat Ahamed	Author; won Pulitzer Prize for	Trustee of The Putnam Funds; Chairman of
(Born 1952), Trustee	Lords of Finance: The Bankers	the Sun Valley Writers Conference, a literary
since 2021	Who Broke the World.	not-for-profit organization; and a Trustee of
the Journal of Philosophy.
Barbara M. Baumann	President of Cross Creek Energy	Trustee of The Putnam Funds; Director of
(Born 1955), Trustee	Corporation, a strategic consul-	Devon Energy Corporation, a publicly traded
Nominee	tant to domestic energy firms	independent natural gas and oil explora-
	and direct investor in energy	tion and production company; Director
	projects.	of National Fuel Gas Company, a publicly
traded energy company that engages in
the production, gathering, transportation,
distribution, and marketing of natural
gas; Senior Advisor to the energy private
equity firm First Reserve; Director of three
private, independent Oil and gas explora-
tion and production companies: Ascent
Resources, LLC, Texas American Resources
Company II, LLC, and IOG Resources, LLC;
Member of the Finance Committee of the
Children’s Hospital of Colorado; Member
of the Investment Committee of the Board
of The Denver Foundation; and previously,
a Director of publicly traded compa-
nies Buckeye Partners, LP, UNS Energy
Corporation, CVR Energy Company, and SM
Energy Corporation.
Katinka Domotorffy	Voting member of the	Trustee of The Putnam Funds; Director
(Born 1975), Trustee	Investment Committees of	of the Great Lakes Science Center; and
since 2021	the Anne Ray Foundation and	Director of College Now Greater Cleveland.
Margaret A. Cargill Foundation,
part of the Margaret A. Cargill
Philanthropies.
Catharine Bond Hill	Managing Director of Ithaka	Trustee of The Putnam Funds; Director
(Born 1954), Trustee	S+R, a not-for-profit service that	of Yale-NUS College; and Trustee of Yale
since 2021	helps the academic community	University.
navigate economic and tech-
nological change. From 2006 to
2016, Dr. Hill served as the 10th
president of Vassar College.

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Name, Address[1], Year
of Birth, Position(s)
Held with Fund and
Length of Service as a	Principal Occupation(s) During
Putnam ETF Trustee[2]	Past 5 Years	Other Directorships Held by Trustee
Kenneth R. Leibler	Vice Chairman Emeritus of the	Trustee of The Putnam Funds; Director of
(Born 1949), Trustee	Board of Trustees of Beth Israel	Eversource Corporation, which operates
Nominee	Deaconess Hospital in Boston.	New England’s largest energy delivery
	Member of the Investment	system; previously the Chairman of the
	Committee of the Boston Arts	Boston Options Exchange, an electronic
	Academy Foundation.	market place for the trading of listed deriva-
tives securities; previously the Chairman and
Chief Executive Officer of the Boston Stock
Exchange; and previously the President
and Chief Operating Officer of the American
Stock Exchange.
Jennifer Williams	Chief Executive Officer and	Trustee of The Putnam Funds; Previously, a
Murphy	Founder of Runa Digital Assets,	Director of Western Asset Mortgage Capital
(Born 1964), Trustee	LLC, an institutional invest-	Corporation.
Nominee	ment advisory firm specializing
in active management of
digital assets. Until 2021, Chief
Operating Officer of Western
Asset Management, LLC, a
global investment adviser, and
Chief Executive Officer and
President of Western Asset
Mortgage Capital Corporation,
a mortgage finance real estate
investment trust.
Marie Pillai	Senior Advisor, Hunter Street	Trustee of The Putnam Funds; Director of
(Born 1954), Trustee	Partners, LP, an asset-oriented	the Catholic Community Foundation of
Nominee	private investment firm;	Minnesota; Investment Advisory Board
	Specialty Leader and Member	Member of the University of Minnesota;
	of the Curriculum Committee	Member of the Investment Committee
	of the Center for Board Certified	of the Bush Foundation, a non-profit
	Fiduciaries, a public benefit	organization supporting community
	corporation providing course-	problem-solving in Minnesota, North
	work for developing fiduciaries.	Dakota and South Dakota; previously, a
	Until 2019, Vice President,	Board Member of Catholic Charities of St.
	Chief Investment Officer and	Paul and Minneapolis.
Treasurer of General Mills, Inc., a
global food company.
George Putnam, III	Chairman of New Generation	Trustee of The Putnam Funds; Director
(Born 1951), Trustee	Research, Inc., a publisher of	of The Boston Family Office, LLC, a regis-
Nominee	financial advisory and other	tered investment advisor; Director of the
	research services, and President	Gloucester Marine Genomics Institute;
	of New Generation Advisors,	previously a Trustee of the Marine
	LLC, a registered investment	Biological Laboratory; and previously a
	adviser to private funds.	Trustee of Epiphany School.

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Name, Address[1], Year
of Birth, Position(s)
Held with Fund and
Length of Service as a	Principal Occupation(s) During
Putnam ETF Trustee[2]	Past 5 Years	Other Directorships Held by Trustee
Manoj P. Singh	Until 2015, Chief Operating	Trustee of The Putnam Funds; Director of
(Born 1952), Trustee	Officer and global managing	ReNew Energy Global Plc, a publicly traded
Nominee	director at Deloitte Touche	renewable energy company; Director
	Tohmatsu, Ltd., a global profes-	of Abt Associates, a global research firm
	sional services organization,	working in the fields of health, social and
	serving on the Deloitte U.S.	environmental policy, and international
	Board of Directors and the	development; Trustee of Carnegie Mellon
	boards of Deloitte member firms	University; Director of Pratham USA, an
	in China, Mexico and Southeast	organization dedicated to children’s educa-
	Asia.	tion in India; member of the advisory board
of Altimetrik, a business transformation and
technology solutions firm; and Director of
DXC Technology, a global IT services and
consulting company.
Mona K. Sutphen	Partner, Investment Strategies	Trustee of The Putnam Funds; Director of
(Born 1967), Trustee	at The Vistria Group, a private	Spotify Technology S.A., a publicly traded
since 2021	investment firm focused on	audio content streaming service; Director
	middle-market market compa-	of Unitek Learning, a private nursing and
	nies in the healthcare, education,	medical services education provider in the
	and financial services industries.	United States; Board Member, International
	From 2014 to 2018, Partner at	Rescue Committee; Co-Chair of the Board
	Macro Advisory Partners, a global	of Human Rights First; Trustee of Mount
	consulting firm.	Holyoke College; Member of the Advisory
Board for the Center on Global Energy
Policy at Columbia University’s School of
International and Public Affairs; previously
Director of Pattern Energy and Pioneer
Natural Resources, pulblicly traded energy
companies; and previously Managing
Director of UBS AG.

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Interested Trustee Nominee

Name, Address[1], Year
of Birth, Position(s)
Held with Fund and
Length of Service as a	Principal Occupation(s) During
Putnam ETF Trustee[2]	Past 5 Years	Other Directorships Held by Trustee
Robert L. Reynolds[3,4]	President and Chief Executive	Trustee of The Putnam Funds; Director of the
(Born 1952), Trustee	Officer of Putnam Investments;	Concord Museum; Director of Dana-Farber
Nominee	member of Putnam	Cancer Institute; Director of the U.S. Ski &
	Investments’ Board of Directors;	Snowboard Foundation; Chair of the Boston
	and Chair of Great-West Lifeco	Advisory Board of the American Ireland Fund;
	U.S. KKC. Prior to 2019, also	National Council Co-Chair of the American
	President and Chief Executive	Enterprise Institute; Executive Committee
	Officer of Great-West Financial,	Member of Greater Boston Chamber of
	a financial services company	Commerce; Member of U.S. Chamber of
	that provides retirement	Commerce, Center for Capital Markets
	savings plans, life insurance,	Competitiveness; Chair of Massachusetts
	and annuity and executive	High Technology Council; Member of the
	benefits products, and of Great-	Chief Executives Club of Boston; Member
	West Lifeco U.S. LLC, a holding	of the Massachusetts General Hospital
	company that owns Putnam	President’s Council; Director and former
	Investments and Great-West	Chair of the Massachusetts Competitive
	Financial; and a member of	Partnership; and former Chair of the West
	Great-West Financial’s Board of	Virginia University Foundation.
Directors.

Current Interested Trustees Not Nominated for Election

Name, Address[1], Year
of Birth, Position(s)
Held with Fund and
Length of Service as a	Principal Occupation(s) During
Putnam ETF Trustee[2]	Past 5 Years	Other Directorships Held by Trustee
Aaron Cooper[3]	Executive Vice President and	None.
(Born 1977), Trustee	Chief Operating Officer of
since 2020	Putnam Investments.

1 The address of each Trustee/Nominee is 100 Federal Street, Boston, MA 02110.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement during the year he or she reaches age 75, death, or removal.

3 Trustee who is an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC. Mr. Cooper is deemed an “interested person” by virtue of his positions as an officer of the Putnam ETFs and Putnam Management. Mr. Cooper is Executive Vice President and Chief Operating Officer of Putnam Investments, LLC and President and Principal Executive Officer of the Putnam ETFs.

4 Mr. Reynolds will replace Aaron Cooper as a Trustee who is an “interested person” (as defined in the 1940 Act). Mr. Cooper will resign as a Trustee effective upon the addition of Mr. Reynolds to the Board.

In recommending the election of the Nominees as Trustees, the Board generally considered the educational, business and professional experience of each Nominee in determining his or her qualifications to serve as a Trustee, including the Nominee’s record of service as a director or trustee of public and private organizations. This included each Nominee’s previous service as a member of the Board of Trustees of other Putnam funds, during which he or she has demonstrated a high level of diligence and commitment to

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the interests of fund shareholders and the ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Nominees.

Independent Trustee Nominees:

Liaquat Ahamed — Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Barbara M. Baumann — Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple New York Stock Exchange companies.

Katinka Domotorffy — Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

Catharine Bond Hill — Dr. Hill’s education and experience as an economist and as president and provost of colleges in the United States.

Kenneth R. Leibler — Mr. Leibler’s extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Jennifer Williams Murphy — Ms. Murphy’s experience as Chief Operating Officer of a major global investment management organization and as Chief Executive Officer of an investment advisory firm specializing in digital assets.

Marie Pillai — Ms. Pillai’s experience as Vice President, Chief Investment Officer and Treasurer of a global food company.

George Putnam, III — Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

Manoj P. Singh — Mr. Singh’s experience as Chief Operating Officer and global managing director of a global professional services organization that provided accounting, consulting, tax, risk management, and financial advisory services.

Mona K. Sutphen — Ms. Sutphen’s extensive experience advising corporate, philanthropic and institutional investors on the intersection of geopolitics, policy and markets, as well as her prior service as White House Deputy Chief of Staff for Policy and as a US Foreign Service Officer, her work advising financial services companies on macro risks, and her service as a director of public companies.

Interested Trustee Nominee:

Robert L. Reynolds — Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as the President and Chief Executive Officer of Putnam Investments.

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Current Interested Trustee Not Nominated for Election:

Aaron Cooper — Mr. Cooper’s education and extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as Executive Vice President and Chief Operating Officer of Putnam Investments. Mr. Cooper will resign as a Trustee effective upon the addition of Mr. Reynolds to the Board and will continue in his current role at Putnam Investments.

Each of the nominees has agreed to serve as a Trustee, if elected. If any nominee is unable to serve or for good cause will not serve at the time of the special meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 11.

▶ What are the Trustees’ responsibilities?

The Trustees are responsible for the general oversight of your fund’s affairs. The Trustees regularly review your fund’s investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates. Currently, Putnam Management provides administrative services to your fund. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes if they deem it appropriate.

Board Leadership Structure. Currently, all but one of your fund’s Trustees are Independent Trustees, meaning that they are not considered “interested persons” of your fund or Putnam Management. Mses. Baumann, Murphy and Pillai and Messrs. Leibler, Putnam and Singh also qualify as Independent Trustees. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of Putnam Management or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Standing Committees. The ETF Board has one standing committee, the Audit Committee, and has delegated certain responsibilities to this committee. .

Audit Committee. The Audit Committee’s responsibilities include: (i) approving the selection, retention, termination and compensation of the Putnam ETFs’ Independent Registered Public Accounting Firm; (ii) reviewing the scope of the Independent Registered Public Accounting Firm’s audit activity; (iii) reviewing the audited financial statements; and (iv) reviewing with such Independent Registered Public Accounting Firm the adequacy and the effectiveness of the Putnam ETFs’ internal controls. The Audit Committee is chaired by an Independent Trustee and composed entirely of Independent Trustees. The Audit Committee met twice during the last fiscal year. The current members are Dr. Hill (Chair), Mr. Ahamed, and Mses. Domotorffy and Sutphen.

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Risk Oversight. While risk management is the primary responsibility of the fund’s investment manager, the Trustees receive reports regarding investment risks, compliance risks and other risks. The ETF Board also meets periodically with the Funds’ Chief Compliance Officer to receive compliance reports. In addition, the ETF Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds. The ETF Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the ETF Board recognizes that not all risks that may affect the fund can be identified in advance; that it may not be practical or cost effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the ETF Board’s risk management oversight is subject to substantial limitations.

Impact of Unified Board on Current Leadership and Committee Structure

If all of the Nominees are elected by shareholders of the Trust, resulting in the proposed unified board structure, the Board expects that the current Board leadership structure and oversight roles will change to more closely resemble the current leadership structure and oversight roles of the board of trustees of the Putnam funds. The board of the Putnam funds currently has the following committees: Executive Committee; Contract Committee; Audit, Compliance and Risk Committee; Board Policy and Nominating Committee; Brokerage Committee; Investment Oversight Committees; and Pricing Committee. The Executive Committee, Contract Committee, Audit, Compliance and Risk Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the Putnam funds; with respect to other matters, these committees review and evaluate and make recommendations to the trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the trustees as they deem appropriate. Each committee of the board of the Putnam funds may utilize the resources of the Putnam funds’ independent administrative staff who are selected by the Independent Trustees and are independent of Putnam Management (which does not currently support the Trust), independent counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the board of trustees or otherwise. The membership and chair of each committee are appointed by the trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee. Conditioned on the election of the Trustees, the board of the Putnam funds has also established an ETF Committee that will be review, evaluate and take actions on certain matters related to the Putnam ETFs as will be specified in its charter.

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The Board Policy and Nominating Committee will consider nominees for Trustee recommended by shareholders of the funds provided that the recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with the fund’s by-laws and applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

Who will serve as officers of the Trust? The board of the Trust has appointed the following individuals to serve as officers of the Trust, effective upon the election of the Trustees. All of the officers currently serve as officers of the Putnam funds and are employees of Putnam Management or its affiliates or serve on the independent administrative staff. Individuals who currently serve as officers of the Trust but who are not listed below will no longer serve in such positions, effective upon the election of the Trustees. Because of his positions with Putnam Management or its affiliates, Mr. Reynolds, as well as the other affiliated officers of your fund, will benefit indirectly from the management fees paid or allowed by your fund. Effective as of the election of the Trustees, Mr. Reynolds will serve as President and the other officers of your fund will be the following individuals:

FUND OFFICERS

Jonathan S. Horwitz	Executive Vice President, Principal Executive Officer, and Compliance Liaison
Stephen J. Tate	Vice President and Chief Legal Officer
James F. Clark	Vice President and Chief Compliance Officer
Michael J. Higgins	Vice President, Treasurer, and Clerk
Janet C. Smith	Vice President, Principal Financial Officer, Principal Accounting Officer, and
Assistant Treasurer
Susan G. Malloy	Vice President and Assistant Treasurer
Mark C. Trenchard	Vice President
Richard T. Kircher	Vice President and BSA Compliance Officer
Martin Lemaire	Vice President and Derivatives Risk Manager
Alan G. McCormack	Vice President and Derivatives Risk Manager
Nancy E. Florek	Vice President, Director of Proxy Voting and Corporate Governance, Assistant
Clerk, and Assistant Treasurer
Denere P. Poulack	Assistant Vice President, Assistant Clerk, and Assistant Treasurer

▶ How large of a stake do the Trustees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam ETFs and other Putnam funds based on their own investment needs. The number of shares beneficially owned by each Trustee and Nominee, as well as the value of each Trustee’s and Nominee’s holdings in each Putnam ETF and in all of the Putnam funds as of October 31, 2022 is included in Appendix C. As a group, the Trustees/Nominees owned shares of the Putnam ETFs and other Putnam funds valued at approximately $60 million, as of October 31, 2022.

As of October 31, 2022, to the knowledge of your fund, each Trustee/Nominee, and the officers and Trustees/Nominees of the fund as a group, owned less than 1% of the outstanding shares of each Putnam ETF, except as listed in Appendix C.

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▶ How can shareholders communicate with the Trustees?

The Board provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam ETFs
Attention: “Board of Trustees” or any specified Trustee(s)
100 Federal Street
Boston, Massachusetts 02110

Written communications must include the shareholder’s name, be signed by the shareholder, refer to the Putnam ETFs in which the shareholder holds shares, and include the number of shares held by the shareholder as of a recent date.

Representatives of Putnam Management or its affiliates will review all communications sent to Trustees and, as deemed appropriate, will provide copies and/or summaries of communications to the Trustees.

▶ How often do the Trustees meet?

The ETF Board currently holds regular in-person meetings several times each year to review the operations of the Funds. (During the COVID-19 pandemic, the Trustees have held meetings by videoconference or teleconference rather than in person.) During the fiscal year ended August 31, 2022, the ETF Board met six times and each Trustee attended at least 75% of the Board and applicable committee meetings.

The Funds do not have a formal policy with respect to Trustee attendance at shareholder meetings. While various Trustees may attend shareholder meetings from time to time, the Trustees are generally represented at shareholder meetings by their independent counsel.

▶ What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

• by reviewing your fund’s investment performance with your fund’s investment personnel;

• by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

• by reviewing the quality of the other services provided to your fund and its shareholders by Putnam Management and its affiliates;

• by reviewing in depth the fees paid by each fund and by negotiating with Putnam Management, if appropriate, to ensure that the fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

• by reviewing brokerage costs and fees, allocations among brokers, and soft dollar expenditures (if applicable);

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• by monitoring potential conflicts of interest between the Putnam ETFs, including your fund, and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

• by monitoring potential conflicts among funds managed by Putnam Management to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

▶ What are the Trustees paid for their services?

Each Independent Trustee of the Putnam ETFs receives an annual retainer fee. Independent Trustees also are reimbursed for expenses they incur relating to their service as Trustees.

The table found in Appendix D includes the year each Trustee/Nominee was first elected a Trustee of the Putnam funds, the fees paid to each of those Trustees/Nominees by each Putnam ETF for its most recent fiscal year, and the fees paid to each of those Trustees/Nominees by all of the Putnam funds during calendar year 2021.

▶ Why should you vote for your fund’s Nominees?

The Nominees for election as Trustees are independent, experienced, and highly qualified fiduciaries who exercise strong fund governance practices.

Independent

• 10 of the 11 Nominees are independent of Putnam Management; and

• The Independent Trustees will be assisted by an independent administrative staff and are assisted by legal counsel selected by the Independent Trustees and independent of Putnam Management.

Highly Qualified

• The Nominees have significant current and past related industry experience, and have a demonstrated history of actively pursuing the interests of fund shareholders;

• The Board includes individuals with substantial professional accomplishments and prior experience in a variety of fields, including investment management, economics, finance, energy, and professional services; and

Strong Governance Practices

• The Nominees include a combination of long-tenured and newer members, bringing diverse perspectives to fund oversight;

• The board of the Putnam funds has a well-established committee and oversight structure for the Putnam funds, which has been developed over a long period of time; and

• The Funds do not have a staggered board structure or other takeover defenses.

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▶ What is the voting requirement for electing Trustees?

All of the funds will vote together on the election of Trustees as a single class. If a quorum is present at the special meeting, all Nominees receiving votes cast will be elected as Trustees. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, all eleven Nominees are expected to be elected as Trustees, as all Nominees who receive votes in favor will be elected, and votes not cast or votes withheld will have no effect on the election outcome.

▶ Who is bearing the costs associated with the proposal, including proxy-related costs?

The expenses of the preparation of proxy statements and related materials, including printing, delivery and solicitation costs will be borne by the Funds equally.

▶ What are the Trustees recommending?

The Trustees unanimously recommend that shareholders vote “FOR” the election of the Nominees.

Further Information About Voting and the Special Meeting

Location. As part of our effort to maintain a safe and healthy environment at the annual meeting, the Putnam ETFs and the Trustees are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) regarding the coronavirus pandemic. For that reason, the Trustees reserve the right to reconsider the date, time and/ or means of convening the meeting. Subject to any restrictions imposed by applicable law, the Trustees may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Trustees choose to change the date, time and/or means of convening your fund’s meeting, the fund will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

Meeting Quorum and Methods of Tabulation. The shareholders of all of the series of the Trust vote together as a single class with respect to the election of Trustees. One-third (1/3) of the shares entitled to vote constitutes a quorum for the transaction of business with respect to the Proposal. Votes cast by proxy or in person at the special meeting will be counted by persons your fund appoints as tellers for the meeting. The tellers will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast.

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Brokers who hold shares in street name for customers have discretionary authority to vote on “routine” proposals, such as the election of Trustees, when they have not received instructions from the beneficial owners of those shares. Shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have no effect on the outcome of the proposal.

Shareholders who object to the proposal in this proxy statement will not be entitled under Delaware law or the Trust’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) to demand payment for, or an appraisal of, their shares.

Other business. The Trustees know of no matters other than the one described in this proxy statement to be brought before the special meeting. If, however, any other matters properly come before the special meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card(s).

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees and employees of Putnam Management, as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management has in its records for their accounts (or that Putnam Management obtains from agents acting on behalf of financial intermediaries, in the care of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the special meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the special meeting. Your fund is unaware of any such challenge at this time.

Shareholders have the opportunity to submit their voting instructions over the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the special meeting. To vote online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

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The Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Revocation of proxies. Giving your proxy, whether by returning the proxy card(s) or providing voting instructions over the Internet or by telephone, does not affect your right to attend the special meeting and vote in person. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the special meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Expenses of the solicitation. For managing the Funds’ overall proxy campaign, DiCosta Partners will receive a proxy management fee of $10,000 plus reimbursement for out-of-pocket expenses. Broadridge Financial Solutions will also receive fees in connection with assembling, mailing, and transmitting the notice of meeting, proxy statement and related materials on behalf of your fund, tabulating those votes that are received, and any solicitation of additional votes. While fees paid will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval of the Trustees’ recommendation, the aggregate fees across all funds are estimated to be approximately $27,000. Other costs associated with the proxy campaign include the expenses of the preparation, printing and delivery of proxy materials. The Funds will bear the expenses of the proxy management fee evenly. The other expenses incurred in connection with the solicitation will be allocated amongst the Funds based on each Fund’s number of shareholders.

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders.

Your fund does not regularly hold an annual shareholder meeting, but may from time to time schedule a special meeting. The Putnam ETFs have not yet held any shareholder meeting. In accordance with the regulations of the SEC and the Funds’ governing documents, in order to be eligible for inclusion in a fund’s proxy statement for a meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement.

The Trustees will also consider nominees recommended by shareholders of the fund to serve as Trustees. A shareholder must submit the names of any such nominees in writing to the fund, to the attention of the Secretary, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s

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proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and the Declaration of Trust and the Trust’s Bylaws (“Bylaws”).

Postponement and adjournment. Any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, either in person or by proxy. Notice of adjournment of a Shareholders’ meeting to another time or place need not be given, if such time and place are announced at the meeting at which adjournment is taken and the adjourned meeting is held within a reasonable time after the date set for the original meeting. If the adjournment is for more than 120 days from the date set for the original meeting or a new record date is fixed for the adjourned meeting, notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

Duplicate mailings. As permitted by SEC rules, Putnam Management’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please call the Trust at 1-833-228-5577 or contact the Trust by mail at 100 Federal Street, Boston, MA 02110.

Financial information. Your fund’s Secretary will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to the Trust, 100 Federal Street, Boston, MA 02110, or by phone at 1-833-228-5577. You may also access copies of these reports by visiting Putnam’s website at putnam.com/individual.

Fund Information

Putnam Management. Putnam Management is an indirect wholly-owned subsidiary of Putnam Investments. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of The Honourable Paul G. Desmarais, indirectly holds approximately 50.9% of the voting rights of Power Corporation of Canada. Power Corporation of Canada is an international management and holding company that focuses on financial services in North America, Europe and Asia. Power Corporation of Canada controls, directly or indirectly, approximately 70% of the outstanding common shares (representing approximately 65% of the voting rights attached to all of the outstanding voting shares) of Great-West Lifeco Inc., an international financial services holding company with interests in life insurance, health insurance, retirement and investment

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services, asset management and reinsurance businesses. Great-West Lifeco Inc. indirectly owns a majority interest in, and all of the voting shares of, Putnam Investments through a series of subsidiaries.

The address of Putnam Management is 100 Federal Street, Boston, Massachusetts 02110. The address of The Desmarais Family Residuary Trust is 759 Victoria Square, Montreal, Quebec H2Y 2J7. The address of Power Corporation of Canada and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba, R3C 1V3.

Robert L. Reynolds is the President and Chief Executive Officer of Putnam Investments. His address is 100 Federal Street, Boston, MA 02110.

Putnam Investments Limited. Putnam Investments Limited is a registered investment adviser that has been retained by Putnam Management as investment sub-advisor with respect to a portion of the assets of certain funds, and is directly owned by Putnam Advisory Holdings II, LLC, which is a Delaware holding company, and is owned indirectly by Putnam Investments. The directors of Putnam Investments Limited, listed along with their principal business occupations at Putnam Investments, are Vivek Gandhi, Portfolio Manager, and Alan G. McCormack, Head of Quantitative Equities and Risk. The address of Putnam Investments Limited, Vivek Gandhi, and Alan G. McCormack is 16 St. James’s Street, London, SW1A 1ER, U.K. The address of Putnam Advisory Holdings II, LLC is 100 Federal Street, Boston, Massachusetts 02110.

Foreside Fund Services, LLC. Foreside Fund Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, is the principal underwriter of shares of the Putnam ETFs. Foreside is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Foreside is not affiliated with Putnam Management or any other service provider for the Putnam ETFs.

Limitation of Trustee liability. The Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Auditor. The Trustees have selected PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210 as the auditor for each fund’s current fiscal year. The firm was selected primarily on the basis of its expertise as an auditor of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of PricewaterhouseCoopers LLP are expected to be available or present at the special meeting and to have the opportunity to make a statement and respond to appropriate questions.

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Information about the fees billed to each fund by the Fund’s auditor, as well as information about the Audit Committee’s pre-approval policies relating to the work performed by the Funds’ auditor, is included in Appendix B of this proxy statement.

Officers and other information. In addition to Aaron Cooper, the Trust’s current President, the other officers of the Trust are shown below. As discussed above, effective upon the election of the Trustees, the current officers of the Trust who are not officers of the Putnam funds will be terminated and the individuals listed in “The Proposal” section of this proxy statement will serve as officers of the Trust. All of the officers of the Trust are employees of Putnam Management or its affiliates:

Principal Occupation(s) During Past 5 Years
Name, Address[1], Year of Birth,	Length of Service	and Position(s) with Fund’s Investment
Position(s) Held with Fund	with the Trust[2]	Adviser and Distributor[3]
Stephen J. Tate (Born 1974)	Since 2021	General Counsel, Putnam Investments,
Vice President and Chief Legal		Putnam Management and Putnam Retail
Officer.		Management (2021 – Present).
Deputy General Counsel and related
positions, Putnam Investments, Putnam
Management and Putnam Retail
Management (2004 – 2021).
James F. Clark[3] (Born 1974)	Since 2021	Chief Compliance Officer, Putnam
Vice President and Chief		Investments and Putnam Management
Compliance Officer		(2016 – Present).
Associate General Counsel, Putnam
Investments, Putnam Management and
Putnam Retail Management (2003 – 2015).
Peter Fariel (Born 1957)	Since 2021	Deputy General Counsel, Putnam
Secretary		Investments and Putnam Management.
Janet C. Smith (Born 1965)	Since 2021	Head of Fund Administration Services,
Vice President, Principal Financial		Putnam Investments and Putnam
Officer, Principal Accounting		Management.
Officer, and Assistant Treasurer
Susan G. Malloy (Born 1957)	Since 2021	Head of Accounting, Middle Office, and
Vice President and Assistant		Control Services, Putnam Investments, and
Treasurer		Putnam Management.
Mark C. Trenchard (Born 1962)	Since 2021	Director of Operational Compliance,
Vice President		Putnam Investments and Putnam Retail
Management.
Richard T. Kircher (Born 1962)	Since 2021	Assistant Director, Operational Compliance,
Vice President and BSA		Putnam Investments and Putnam Retail
Compliance Officer		Management (2015 – Present).
Sr. Manager, Operational Compliance,
Putnam Investments and Putnam Retail
Management (2004 – 2015).
Venice Monagan (Born 1977)	Since 2021	Senior Counsel, Putnam Investments and
Assistant Secretary		Putnam Management.
Caitlin Robinson (Born 1983)	Since 2021	Senior Counsel, Putnam Investments and
Assistant Secretary		Putnam Management.

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Principal Occupation(s) During Past 5 Years
Name, Address[1], Year of Birth,	Length of Service	and Position(s) with Fund’s Investment
Position(s) Held with Fund	with the Trust[2]	Adviser and Distributor[3]
Alan McCormack (Born 1964)	Since 2022	Head of Quantitative Equities and Risk,
Vice President and Derivatives		Putnam Investments.
Risk Manager
Martin Lemaire (Born 1984)	Since 2022	Risk Manager, Putnam Investments
Vice President and Derivatives		(2020 – Present).
Risk Manager		Risk Analyst, Putnam Investments
(2016 – 2020).

1 The address of each officer is 100 Federal Street, Boston, MA 02110.

2 Each officer serves an indefinite term, until his or her resignation, retirement, death, or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser have been omitted.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

5% Beneficial Ownership. As of November 23, 2022, to the knowledge of the Funds, no person other than those listed on Appendix E owned beneficially or of record 5% or more of shares of any Putnam ETF. Putnam Investments or one of its affiliates (typically Putnam Investment Holdings, LLC) typically provides initial capital sufficient for the operation of new funds. Putnam Investments and its affiliates intend to vote their shares for each of the proposals, in accordance with the Trustees’ recommendations. As of the Record Date, these investments represented a majority of the outstanding voting shares of some Putnam ETFs. See Appendix E for information about persons owning 5% or more of any shares of each Putnam ETF.

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Appendix A — Number of Shares Outstanding as of the Record Date

	Putnam	Putnam
	Focused	Focused	Putnam	Putnam		Putnam
	Large Cap	Large Cap	Sustainable	Sustainable	Putnam BDC	BioRevolu-
	Growth ETF	Value ETF	Leaders ETF	Future ETF	Income ETF	tion ETF
Shares	450,001.000	4,779,000.000	275,001.000	400,001.000	200,000.000	175,000.000

A-1

Appendix B — Auditor

As stated above, the Trustees have selected PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210 as the auditor for each fund’s current fiscal year. The firm was selected primarily on the basis of its expertise as an auditor of investment companies, the quality of its audit services and the competitiveness of its fees

The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditor:

			Audit-
	Fiscal Year		Related		All Other
Fund(1)	Ended	Audit Fees	Fees	Tax Fees	Fees
Putnam Focused Large Cap	August 31, 2022	$20,034	$—	$2,226	$—
Growth ETF
	August 31, 2021(2)	$18,900	$—	$2,100	$—
Putnam Focused Large Cap	August 31, 2022	$20,034	$—	$2,226	$—
Value ETF
	August 31, 2021(2)	$18,900	$—	$2,100	$—
Putnam Sustainable Leaders ETF	August 31, 2022	$20,034	$—	$2,226	$—
	August 31, 2021(2)	$18,900	$—	$2,100	$—
Putnam Sustainable Future ETF	August 31, 2022	$20,034	$—	$2,226	$—
	August 31, 2021(2)	$18,900	$—	$2,100	$—

(1) Putnam BDC Income ETF and Putnam BioRevolution ETF had not commenced operations as of August 31, 2022.

(2) The amounts shown represent fees for the period May 25, 2021 (the fund’s commencement of operations) to the fiscal period ended August 31, 2021.

Audit Fees represent fees billed for a fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in a fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in a fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

The following tables present the amounts the fund’s auditor billed for aggregate non-audit fees to each fund, Putnam Management, and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund in each of the fund’s last two fiscal years:

B-1

	Fiscal Year Ended	Fiscal Year Ended
Fund(1)	August 31, 2022	August 31, 2021(2)
Putnam Focused Large Cap Growth ETF	$300,509	$266,999
Putnam Focused Large Cap Value ETF	$300,509	$266,999
Putnam Sustainable Leaders ETF	$300,509	$266,999
Putnam Sustainable Future ETF	$300,509	$266,999

(1) Putnam BDC Income ETF and Putnam BioRevolution ETF had not commenced operations as of August 31, 2022.

(2) The amounts shown represent fees for the period May 25, 2021 (the fund’s commencement of operations) to the fiscal period ended August 31, 2021.

Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that, as a matter of policy, all work performed for the funds by the funds’ auditors will be pre-approved by the Audit Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit Committee also has adopted a policy to pre-approve the engagement by Putnam Management and its affiliated companies of the funds’ auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or its affiliates are typically submitted in writing to the Audit Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why the work should be performed by that particular audit firm as opposed to another one. In reviewing these requests, the Audit Committee considers, among other things, whether the provision of such services by the audit firm is compatible with the independence of the audit firm. The current members are Dr. Hill (Chair), Mr. Ahamed, and Mses. Domotorffy and Sutphen.

Since the beginning of the two most recently completed fiscal years of each fund, all work performed by the auditor for the Funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the Funds was approved in advance by the Audit Committee or a member of the Audit Committee pursuant to the pre-approval policies discussed above.

The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditors for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Fiscal Year Ended	Fiscal Year Ended
Fund(1)	August 31, 2022	August 31, 2021(2)
Putnam Focused Large Cap Growth ETF	$298,283	$264,899
Putnam Focused Large Cap Value ETF	$298,283	$264,899
Putnam Sustainable Leaders ETF	$298,283	$264,899
Putnam Sustainable Future ETF	$298,283	$264,899

(1) Putnam BDC Income ETF and Putnam BioRevolution ETF had not commenced operations as of August 31, 2022.

(2) The amounts shown represent fees for the period May 25, 2021 (the fund’s commencement of operations) to the fiscal period ended August 31, 2021.

B-2

Appendix C — Dollar Range and Number of Shares Beneficially Owned

The tables below show the number of shares of each fund beneficially owned by each Trustee and Nominee, as well as the value of each Trustee’s and Nominee’s holdings in each fund and across all Funds, as of October 31, 2022. Where the number of shares beneficially owned exceeds 1% percent, the percentage is included in parentheses below. As of October 31, 2022, none of the Trustees or Nominees owned shares of any of the following Funds:

	Dollar Range of	Fund Shares	Dollar Range of	Fund Shares	Dollar Range of	Fund Shares
Trustees/Nominees	Fund Shares Owned	Beneficially Owned	Fund Shares Owned	Beneficially Owned	Fund Shares Owned	Beneficially Owned
	Putnam Focused Large		Putnam Focused Large		Putnam Sustainable
	Cap Growth ETF		Cap Value ETF		Leaders ETF
Liaquat Ahamed/2012	$0	0	$0	0	$0	0
Barbara M. Baumann/2010	$0	0	$0	0	$0	0
Katinka Domotorffy/2012	$0	0	$0	0	$0	0
Catharine Bond Hill/2017	$0	0	$0	0	$0	0
Kenneth R. Leibler/2006	$0	0	$0	0	$0	0
Jennifer Williams Murphy/2022	$1-$10,000	50	$1-$10,000	45	$1-$10,000	50
Marie Pillai/2022	$0	0	$0	0	$0	0
George Putnam, III/1984	$0	0	$0	0	$0	0
Manoj P. Singh/2017	$0	0	$0	0	$0	0
Mona K. Sutphen/2020	$0	0	$0	0	$0	0
Aaron Cooper/2020	Over	31,475	Over	49,599	Over	15,321
	$100,000		$100,000		$100,000
Robert L. Reynolds/2008	$0	0	$0	0	$0	0
Trustees/Nominees and	Over	31,525	Over	49,644	Over	15,371
Officers as a group	$100,000		$100,000		$100,000

C-1

	Dollar Range of	Fund Shares	Dollar Range of	Fund Shares	Dollar Range of	Fund Shares
Trustees/Nominees	Fund Shares Owned	Beneficially Owned	Fund Shares Owned	Beneficially Owned	Fund Shares Owned	Beneficially Owned
	Putnam Sustainable				Putnam BioRevolution
	Future ETF		Putnam BDC Income ETF		ETF
Liaquat Ahamed/2012	$0	0	$0	0	$0	0
Barbara M. Baumann/2010	$0	0	$0	0	$0	0
Katinka Domotorffy/2012	$0	0	$0	0	$0	0
Catharine Bond Hill/2017	$0	0	$0	0	$0	0
Kenneth R. Leibler/2006	$0	0	$0	0	$0	0
Jennifer Williams Murphy/2022	$1-$10,000	60	$0	0	$0	0
Marie Pillai/2022	$0	0	$0	0	$0	0
George Putnam, III/1984	$0	0	$0	0	$0	0
Manoj P. Singh/2017	$0	0	$0	0	$0	0
Mona K. Sutphen/2020	$0	0	$0	0	$0	0
Aaron Cooper/2020	Over	23,677	Over	35,310	$0	0
	$100,000		$100,000
Robert L. Reynolds/2008	$0	0	$0	0	$0	0
Trustees/Nominees and	Over	23,737	Over	35,310	$0	0
Officers as a group	$100,000		$100,000

Aggregate Dollar Range of Shares Held in All of the Putnam Funds
Name of Trustee/Nominee	Overseen by Trustee
Liaquat Ahamed	Over $100,000
Barbara M. Baumann	Over $100,000
Katinka Domotorffy	Over $100,000
Catharine Bond Hill	Over $100,000
Kenneth R. Leibler	Over $100,000
Jennifer Williams Murphy	Over $100,000
Marie Pillai	Over $100,000
George Putnam, III	Over $100,000
Manoj P. Singh	Over $100,000
Mona K. Sutphen	Over $100,000
Aaron Cooper*,†	Over $100,000
Robert L. Reynolds*,†	Over $100,000

* Mr. Reynolds will replace Aaron Cooper as a Trustee who is an “interested person” (as defined in the 1940 Act). Mr. Cooper will resign as a Trustee effective upon the addition of Mr. Reynolds to the Board.

† Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC. Mr. Cooper is deemed an “interested person” by virtue of his positions as an officer of the Putnam ETFs and Putnam Management. Mr. Cooper is Executive Vice President and Chief Operating Officer of Putnam Investments, LLC and President and Principal Executive Officer of the Putnam ETFs.

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Appendix D — Trustee Compensation Table

The following table includes the year each Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees for his or her services for the most recent fiscal year, and the fees paid to each of those Trustees by all of the Putnam funds during calendar year 2021. Mses. Murphy and Pillai are not included in the tables because they did not serve as Trustees during the relevant periods.

		Pension or retirement		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)
	Putnam Focused Large		Putnam Focused Large		Putnam Sustainable
	Cap Growth ETF		Cap Value ETF		Leaders ETF
Independent Trustees
Liaquat Ahamed/2012(2)	$5,987	N/A	$26,962	N/A	$3,440	N/A
Barbara M. Bamann/2010(2)	$0	N/A	$0	N/A	$0	N/A
Katinka Domotorffy/2012(2)	$4,490	N/A	$20,222	N/A	$2,580	N/A
Catharine Bond Hill/2017(2)	$4,490	N/A	$20,222	N/A	$2,580	N/A
Kenneth R. Leibler/2006(2)	$0	N/A	$0	N/A	$0	N/A
George Putnam, III/1984(2)	$0	$0	$0	$0	$0	$0
Manoj P. Singh/2017(2)	$0	N/A	$0	N/A	$0	N/A
Mona K. Sutphen/2020(2)	$4,490	N/A	$20,222	N/A	$2,580	N/A
Interested Trustee
Aaron Cooper/2020(3)	N/A	N/A	N/A	N/A	N/A	N/A
Robert L. Reynolds/2008(3)	N/A	N/A	N/A	N/A	N/A	N/A

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		Pension or retirement		Pension or retirement		Pension or retirement
	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part	Aggregate compensation	benefits accrued as part
Trustees	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)	from the fund ($)	of fund expenses ($)
	Putnam Sustainable		Putnam BDC Income		Putnam BioRevolution
	Future ETF		ETF(4)		ETF(4)
Independent Trustees
Liaquat Ahamed/2012(2)	$3,611	N/A	$10,000	N/A	$10,000	N/A
Barbara M. Bamann/2010(2)	$0	N/A	$0	N/A	$0	N/A
Katinka Domotorffy/2012(2)	$2,708	N/A	$7,500	N/A	$7,500	N/A
Catharine Bond Hill/2017(2)	$2,708	N/A	$7,500	N/A	$7,500	N/A
Kenneth R. Leibler/2006(2)	$0	N/A	$0	N/A	$0	N/A
George Putnam, III/1984(2)	$0	$0	$0	$0	$0	$0
Manoj P. Singh/2017(2)	$0	N/A	$0	N/A	$0	N/A
Mona K. Sutphen/2020(2)	$2,708	N/A	$7,500	N/A	$7,500	N/A
Intrested Trustee
Aaron Cooper/2020(3)	N/A	N/A	N/A	N/A	N/A	N/A
Robert L. Reynolds/2008(3)	N/A	N/A	N/A	N/A	N/A	N/A

	Estimated annual benefits from
Trustee/Year Elected or Appointed	Putnam funds complex upon	Total compensation from
as Trustee	retirement(5)	Putnam funds complex(1)
Independent Trustees
Liaquat Ahamed/2012(2)	N/A	$385,000
Barbara M. Baumann/2010(2)	N/A	$345,000
Katinka Domotorffy/2012(2)	N/A	$375,000
Catharine Bond Hill/2017(2)	N/A	$375,000
Kenneth R. Leibler/2006(2)(6)	N/A	$465,000
George Putnam, III/1984(2)(7)	$130,333	$370,000
Manoj P. Singh/2017(2)(8)	N/A	$370,000
Mona K. Sutphen/2020(2)	N/A	$362,500
Intrested Trustees
Aaron Cooper/2020(3)	N/A	N/A
Robert L. Reynolds/2008(3)	N/A	N/A

(1) The Putnam funds complex is composed of the Putnam Funds and the exchange-traded funds of Putnam ETF Trust. Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust in addition to serving as Trustees of the Putnam Funds. As of December 31, 2021, there were 96 Putnam Funds and 4 funds in Putnam ETF Trust.

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(2) Certain Trustees/Nominees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan.

(3) Messrs. Cooper and Reynolds are each an “interested person” of the funds and Putnam Management. Mr. Cooper will resign as a Trustee effective upon the addition of Mr. Reynolds to the Board.

(4) Estimated for the fund’s first fiscal year.

(5) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(6) Includes additional compensation to Mr. Leibler for service as Chair of the Trustees of the Putnam funds.

(7) Includes additional compensation to Mr. Putnam for service as Chair of the Contract Committee of the Putnam funds.

(8) Includes additional compensation to Mr. Singh for service as Chair of the Audit, Compliance and Risk Committee of the Putnam funds.

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Appendix E — 5% Beneficial Ownership

Although the Putnam ETFs do not have information concerning the beneficial ownership held in the names of DTC Participants, to the best knowledge of the funds, as of November 23, 2022, the following DTC Participants and affiliates of Putnam Management owned of record 5% or more of the outstanding shares of the funds.

Name of Fund	Shareholder Name and Address	Percentage Owned
Putnam Focused Large Cap	Cetera Investment Services
Growth ETF	230 Hammes Dr	19.09%
	Mt Pleasant, WI 53406-3116
Putnam Focused Large Cap	National Financial Services LLC
Growth ETF	499 Washington Blvd	18.29%
	Jersey City, NJ 07310-1995
	Putnam Investment
Putnam Focused Large Cap	Holdings, LLC	44.44%
Growth ETF	100 Federal Street
	Boston, MA 02110
Putnam Focused Large Cap	National Financial Services LLC
Value ETF	499 Washington Blvd	57.28%
	Jersey City, NJ 07310-1995
Putnam Focused Large Cap	Pershing LLC
Value ETF	1 Pershing Plz	7.21%
	Jersey City, NJ 07399-0001
Putnam Focused Large Cap	TD Ameritrade Inc.
Value ETF	PO BOX 2226	20.14%
	Omaha, NE 68103-2226
	Charles Schwab & Co., Inc.
Putnam Sustainable Future ETF	211 Main St	5.58%
	San Francisco, CA 94105-1905
	National Financial Services LLC
Putnam Sustainable Future ETF	499 Washington Blvd	30.98%
	Jersey City, NJ 07310-1995
	Putnam Investment
Putnam Sustainable Future ETF	Holdings, LLC	50.00%
	100 Federal Street
	Boston, MA 02110
	RBC Capital Markets, LLC
Putnam Sustainable Future ETF	250 Nicollet Mall STE 1800	7.84%
	Minneapolis, MN 55401-1931
	National Financial Services LLC
Putnam Sustainable Leaders ETF	499 Washington Blvd	11.58%
	Jersey City, NJ 07310-1995
	Putnam Investment
Putnam Sustainable Leaders ETF	Holdings, LLC	72.73%
	100 Federal Street
	Boston, MA 02110
	RBC Capital Markets, LLC
Putnam Sustainable Leaders ETF	250 Nicollet Mall STE 1800	9.05%
	Minneapolis, MN 55401-1931

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	National Financial Services LLC
Putnam BDC Income ETF	499 Washington Blvd	21.90%
	Jersey City, NJ 07310-1995
	Putnam Investment
Putnam BDC Income ETF	Holdings, LLC	62.50%
	100 Federal Street
	Boston, MA 02110
	TD Ameritrade Inc.
Putnam BDC Income ETF	PO BOX 2226	10.83%
	Omaha, NE 68103-2226
	National Financial Services LLC
Putnam BioRevolution ETF	499 Washington Blvd	16.62%
	Jersey City, NJ 07310-1995
	Putnam Investment
Putnam BioRevolution ETF	Holdings, LLC	71.43%
	100 Federal Street
	Boston, MA 02110
	RBC Capital Markets, LLC
Putnam BioRevolution ETF	250 Nicollet Mall STE 1800	9.90%
	Minneapolis, MN 55401-1931

For so long as Putnam Investment Holdings, LLC has a greater than 25% interest in the fund, Putnam Investment Holdings, LLC may be deemed be a “control person” of the fund for purposes of the 1940 Act.

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Putnam Investments
100 Federal Street
Boston, MA 02110
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com

331964 12/22

Putnam INVESTMENTS

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and have the proxy card at hand.
2. Go to www.proxyvote.com
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free **1(800)-454-8683**
3. Follow the simple instructions.

↓ **Please detach at perforation before mailing.** ↓

Putnam ETF Trust

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 11, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

By signing below, you, as a shareholder of Putnam ETF Trust, appoint Trustees Liaquat Ahamed and Aaron Cooper, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your Putnam ETF Trust shares on your behalf at the special meeting of shareholders of Putnam ETF Trust. The meeting will take place on January 11, 2023, at 11:00 a.m., Eastern Time, on the 2nd Floor of 100 Federal St, Boston, Massachusetts 02110, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposal, your shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable — Sign in the box above

Date____________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

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Putnam ETF Trust

The Proxy Statement for this Meeting is available at:
www.putnam.com/static/pdf/email/ETFfunds-proxy-statement.pdf

**YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR PROXY VOTE TODAY!**

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing.** ↓

This proxy is solicited on behalf of the Board of Trustees of the Putnam ETF Trust. It will be voted as specified. If no specification is made, this proxy shall be voted FOR the proposal.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

1. Electing Trustees

Nominees For Election:

Nominees		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
01) Liaquat Ahamed	07) Marie Pillai +	☐	☐	☐
02) Barbara M. Baumann +	08) George Putnam, III +			
03) Katinka Domotorffy	09) Manoj P. Singh +			
04) Catharine Bond Hill	10) Mona K. Sutphen			
05) Kenneth R. Leibler +	11) Robert L. Reynolds +			
06) Jennifer Williams Murphy +				

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

+ Nominees for election to your fund's Board and, if elected, will serve as Trustees beginning on January 11, 2023, following the Special Meeting of Shareholders.

*To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below:

____

THANK YOU FOR VOTING

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